                                                                   EXHIBIT 99.2

                            [ESCO TECHNOLOGIES LOGO]



                   A New Company ... With a Ten-Year History

FORWARD-LOOKING STATEMENT
______________________________________________________________________________

This presentation contains "forward-looking" statements within the meaning of the safe harbor provisions of the federal securities laws. These statements speak only as of the date of this presentation. Actual results may differ materially from those contemplated by the forward-looking statements due to risks and uncertainties which are described in the Company's Form 10-K for fiscal year 1999 and on page 41 of the 1999 Annual Report to Shareholders.

                                                       [ESCO TECHNOLOGIES LOGO]

THE NEW ESCO
______________________________________________________________________________

--   Focused on Growth Markets

--   New Products Provide Growth Catalyst

--   Technology Strength
        --Products & Processes

--   Partnering with Customers - Solutions Driven

--   Strong Balance Sheet & Cash Flow

--   Committed to Enhancing Shareholder Value

                                                        [ESCO TECHNOLOGIES LOGO]

TODAY, ESCO IS...
______________________________________________________________________________

-- A Leading Provider of Engineered Filtration Products to the Process, Health Care and Transportation Markets Worldwide

--  The Industry Leader in RF Shielding and EMC Test Products

-- A Proven Supplier of Special Purpose Communications Systems based on Patented Proprietary Technology

                                                        [ESCO TECHNOLOGIES LOGO]

ESCO BUSINESS PROFILE - FY 2000
______________________________________________________________________________

                                   [GRAPHIC]

Filtration
     $181.7M
     61%

RF Shielding & Test
     $63.0M
     21%

Communications
     $42.7M
     14%

Other
     $12.8
     4%

Fiscal 2000 Sales
     = $300.2M

                                                  [ESCO TECHNOLOGIES LOGO]

ESCO SERVED MARKETS - FY 2000
______________________________________________________________________________

                                   [GRAPHIC]

Transportation 40%

Industrial
(Process & Mfg)
     28%

Healthcare
    14%

Electronics
    11%

Consumer & Appliance 7%
                                                        [ESCO TECHNOLOGIES LOGO]

3-5 YEAR FINANCIAL GOALS
______________________________________________________________________________

--   Organic Sales Growth greater than 10%

--   Operating Margin Improvement: 15% within 4 Years

--   EPS Growth greater than 15% CAGR

--------------------------------------------------------------------------------

     -- Employ Existing Intellectual Property Base & Continued Investment in Innovation
          --   Over 150 Issued Patents; Over 100 Patents Pending

     -- Ongoing Cost Improvement Initiatives Directed at Reducing Infrastructure/Fixed Cost

     --   Program/Product/Business Rationalization
          --   Portfolio Management

                                                        [ESCO TECHNOLOGIES LOGO]

NEW PRODUCT SALES OUTLOOK
______________________________________________________________________________

                                   [GRAPHIC]

                                                (20% CAGR '00-'02)

FY '00(A)       FY '01(E)      FY '02(E)
$47.1M          $60.6M         $67.7M

Includes Products Introduced During Prior 3 Years


                                                        [ESCO TECHNOLOGIES LOGO]
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ENGINEERING INVESTMENT
______________________________________________________________________________

                                   [GRAPHIC]

Filtration
   53%

Communications
     20%

RF Shielding & Test
        19%
Other
  8%

FY '00 ENGINEERING EXPENDITURES = $18.6M

--  ENGINEERING FORCE COUNT APPROXIMATELY 200



                                                        [ESCO TECHNOLOGIES LOGO]

FILTRATION MARKET
______________________________________________________________________________

--  Liquid Filtration Market -- $20B+
      --  Growing at 5-7% Annually

--  Market Attributes Enable Penetration of High Growth Segments
      --  Highly Fragmented
      --  Application Engineering Intensive

--  Value Added Applications
      --  High Value Processes & Equipment
      --  Price not Sole Consideration

--  Annuity Business
      --  Long Product Life Cycles
      --  Consumable Products


                                                        [ESCO TECHNOLOGIES LOGO]

FILTRATION
______________________________________________________________________________

                                   [GRAPHIC]

Contribution

Sales
 61% of total sales


Operating
Profit
   55% of total operating profit

--  Esco Addressable Market approximately $5B

--  Served Markets
      -- Industrial Process             --  Transportation
      -- Health Care                    --  Consumer & Appliance

-- Leadership Position in Certain Niches Driven by Technology Advancements and Customer Support
      --  Membrane Development
      --  Advanced Pleating Geometries
      --  Process Improvement in Insert Injection Molding

          ______________________________________________________________________

      --  Rapid Prototyping Capabilities
      --  3D Design Systems Networked with Customers
      --  Substantially Reduced Lead Times


--  Blue Chip Customer Base

                                                        [ESCO TECHNOLOGIES LOGO]

FILTRATION PROFILE
______________________________________________________________________________

       BUSINESS PROFILE                         MARKETS SERVED
       ----------------                         --------------
                                   [GRAPHIC]

     Filtration                                   Transportation
       $181.7M                                       50%
         61%

     Other                                        Industrial (Process & MFG)
                                                     21%

     RF Shielding & Test                           Healthcare
                                                     18%
     Communications

                                                  Consumer &
                                                  Appliance
                                                     11%




                            [ESCO TECHNOLOGIES LOGO]

FILTRATION NEW PRODUCTS OUTLOOK
______________________________________________________________________________

                                   [GRAPHIC]

36% CAGR - FY00-FY02

FY '00(A) $12.4M
FY '01(E) $16.8M
FY '02(E) $23.0M

--   Semiconductor Fab Filters
--   Pharmaceutical Grade Filters
--   Consumer Water Filers
--   Food & Beverage Filters
--   Aerospace Filters
--   Fuel Filters

               Includes Products Introduced During Prior 3 Years



                                                       [ESCO TECHNOLOGIES LOGO]

INDUSTRIAL PROCESS
______________________________________________________________________________

                                   [PHOTO]

--   Semiconductor

--   Petro Chem/Other              [PHOTO]


                                                       [ESCO TECHNOLOGIES LOGO]
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INDUSTRIAL PROCESS
______________________________________________________________________________

--   Food & Beverage

                                    [PHOTOS]


                                                        [ESCO TECHNOLOGIES LOGO]
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HEALTH CARE
______________________________________________________________________________

--  Medical                                               [PHOTOS]

    Pharmaceutical                                        [PHOTOS]


                                                       [ESCO TECHNOLOGIES LOGO]

TRANSPORTATION
______________________________________________________________________________

--  Commercial                      [PHOTOS]
    Transports


--  Automotive                      [PHOTOS]



                                                        [ESCO TECHNOLOGIES LOGO]

CONSUMER & APPLIANCE
______________________________________________________________________________


                                    [PHOTOS]


                                                        [ESCO TECHNOLOGIES LOGO]
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BROAD CUSTOMER BASE
______________________________________________________________________________

[BAXTER LOGO]

[BD LOGO]

[ADM LOGO]

[PFIZER LOGO]

[KODAK LOGO]

[IBM LOGO]

[BOISE CASCADE CORPORATION LOGO]

Products you use from the environment we protect

[UNITED LOGO]

[GM LOGO]

[BOEING LOGO]

[OASIS LOGO]

[BRITA LOGO]

[WHIRLPOOL LOGO]


                                                        [ESCO TECHNOLOGIES LOGO]

FILTRATION SALES GROWTH DRIVERS
______________________________________________________________________________

--   Served Market Growth:    5%-10+% CAGR

--   Rapidly Growing Microfiltration Business

--   New Products
     --   Food & Beverage          --   Semiconductor
     --   Water                    --   Pharmaceutical

--   Acquisitions
     --   Growth Markets
     --   Product line "drop-ins"/Economies of Scale

                                                  [ESCO TECHNOLOGIES LOGO]

FILTRATION EARNINGS GROWTH DRIVERS
______________________________________________________________________________

--   Leverage Increasing Sales

--   New Products at Higher Margins

     --   Patented Products & Proprietary Processes

--   Core Product Margins Steadily Improving

--   More Automated Manufacturing Cells

--   Microfiltration Consolidation Cost Savings


                                                        [ESCO TECHNOLOGIES LOGO]

RF SHIELDING & TEST
______________________________________________________________________________

ESCO is the undisputed global leader of radio frequency (RF) shielding and electromagnetic compatibility (EMC) test products.

Growth Drivers:

--   Need to shield critical equipment from RF energy present in the atmosphere

-- Increasing EMC Test requirements driven by proliferation of electronic devices

--   Compatibility requirements of new technology platforms such as "Blue Tooth"

                                                        [ESCO TECHNOLOGIES LOGO]
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RF SHIELDING & TEST
______________________________________________________________________________

CONTRIBUTION

[GRAPHIC]

SALES                         OPERATING
21% of total sales            PROFIT
                              23% of total operating profit


--  Market Profile
      --  Total World Market greater than $1,200M
      --  Esco Addressable Market approximately $400M


--  Broadest Product Offering Available
      --  EMC Test Chambers
      --  RF Shielding & Enclosures
      --  Anechoic Absorber And Chambers
      --  Antennas, Turntables And Accessories
      --  Calibration Services



--  Technology Leadership Position


                                                        [ESCO TECHNOLOGIES LOGO]

RF SHIELDING & TEST PROFILE
______________________________________________________________________________

                                   [GRAPHIC]

BUSINESS PROFILE                                        MARKETS SERVED
----------------                                        --------------

RF Shielding & Test                                     Electronics
    $63.0M                                                 48%
      21%

Filtration                                              Transportation
                                                           31%

Communications                                          Healthcare
                                                           19%

Other                                                   Other
                                                           2%

                                                       [ESCO TECHNOLOGIES LOGO]

RF SHIELDING & TEST
______________________________________________________________________________

--   EMC Test Chambers

     [PHOTOS]

--   EMC Test Products

     [PHOTOS}


                                                        [ESCO TECHNOLOGIES LOGO]

RF SHIELDING & TEST
______________________________________________________________________________

--   MRI Shielding

     -    Magnetic Resonance
          Imaging (MRI) rooms
          require RF shielding

                                    [PHOTOS]

--   RF Screen Rooms
     -    Widely used by
          electronic equipment
          design groups


                                                        [ESCO TECHNOLOGIES LOGO]

BLUE CHIP CUSTOMER BASE
______________________________________________________________________________

[CISCO SYSTEMS LOGO]
        Empowering The Internet Generation

[NORTEL LOGO]
        NORTHERN TELECOM

[NOKIA LOGO]
        Connecting People

[QUALCOMM LOGO]

[INTEL LOGO]

[SONY LOGO]

[HP LOGO]
        INVENT

[AGILENT TECHNOLOGIES LOGO]
        Innovating the HP Way

[DAIMLERCHRYSLER LOGO]

[GM LOGO]

[FORD MOTOR COMPANY LOGO]
        VOLVO  MAZDA  LINCOLN  FORD  MERCURY
            JAGUAR  ASTON  MARTIN

[LUCENT TECHNOLOGIES LOGO]
        Bell Labs Innovations

[GE LOGO]
        We bring good things to life

[MOTOROLA LOGO]


                                                        [ESCO TECHNOLOGIES LOGO]

RF SHIELDING & TEST SUMMARY
______________________________________________________________________________

--   Market Growth 7%-10+% CAGR
     -    Driver is Wireless Equipment Growth
     -    New Technology Platforms (e.g., Blue Tooth)

--   Future Growth Opportunities
     -    International Market Penetration
     -    New Products/Expand Served Markets
     -    Expansion of Calibration and Other Support Services



                                                        [ESCO TECHNOLOGIES LOGO]

COMMUNICATIONS
______________________________________________________________________________

CONTRIBUTION

[GRAPHIC]

Sales
 14% of total sales

Operating
Profit
 30% of total operating profit

--   ESCO Markets a Proven Communications System, TWACS(R), to Electric
     Utilities.

-- TWACS(R) is Currently used Primarily for Automatic Meter Reading (AMR), but Also Provides a Ready Conduit into the Home for Future Applications.

                                                        [ESCO TECHNOLOGIES LOGO]

COMMUNICATIONS PROFILE
______________________________________________________________________________

[GRAPHIC]

BUSINESS PROFILE                                MARKETS SERVED
----------------                                --------------

Communications                                  Industrial
 $42.7M                                            96%
 14.2%

Filtration                                      Electronics
                                                    4%
RF Shielding & Test


Other



                                                        [ESCO TECHNOLOGIES LOGO]

COMMUNICATIONS
______________________________________________________________________________

--   TWACS(R) System
     -    Most Capable Proven System Available
     -    Lowest Installed Cost for Many Applications
     -    Best System for Rural Areas and Broken Terrain
     -    Incorporates Patented, Proprietary Technology

                    Current Business Climate Favors TWACS(R)

--   Growth Opportunities
     -    Further International Market Penetration
     -    Domestic Municipalities and Coops

                                                        [ESCO TECHNOLOGIES LOGO]

COMMUNICATIONS
______________________________________________________________________________


 --  TWACS(R) System                       [PHOTO]


                                                        [ESCO TECHNOLOGIES LOGO]

COMMUNICATIONS SUMMARY
______________________________________________________________________________



--  Puerto Rico Electric Power Authority (PREPA)
    Project Provides Solid Base
     -  Current Contracts Exceed $50M
     -  Total Project Will Grow to $100+M


--  TWACS(R) Selected by Wisconsin Public Service
     -  phase I Awarded June 1999
     -  phase II Award Planned During FY '01


--  Substantial Upside Potential - New Project(s)


                                                        [ESCO TECHNOLOGIES LOGO]

                            [ESCO TECHNOLOGIES LOGO]

                   A NEW COMPANY ... WITH A TEN-YEAR HISTORY

                               FINANCIAL OVERVIEW

REVENUE GROWTH(1)
______________________________________________________________________________

                                   [GRAPHIC]

CAGR = 35% FY 96-FY00

1996 $ 89.7M

1997 $174.9M

1998 $222.1M

1999 $238.4M

2000 $300.2M

(1)  Excludes Divested Defense Units.

                                                        [ESCO TECHNOLOGIES LOGO]

INCOME STATEMENT ($000)
______________________________________________________________________________


                          FY 2000             FY 1999
                         Operations          Adjusted(2)         % Change
                         ----------          -----------

Net Sales                  300,157             243,340              23.3%

Gross Profit                91,894              67,207              36.7%
   % Sales                   30.6%               27.6%

Operating Profit            30,075              13,605             121.1%
   % Sales                   10.0%                5.6%

EBIT                        22,106               9,239             139.3%
   % Sales                    7.4%                3.8%

Net Earnings                14,062               7,720              82.2%
   % Sales                    4.7%                3.2%

EPS - Diluted           (1) $ 1.11              $ 0.61              82.0%

EBITDA                      36,300              23,224              56.3%
   % Sales                   12.1%                9.5%


(1)  Excludes Non-recurring Gain of $.22 Related to Property Divestitures
(2) Excludes SEI and Non-recurring charges as defined in 1999 Annual Report to Shareholders


                                                       [ESCO TECHNOLOGIES LOGO]

BALANCE SHEET ($000) - Sept. 30, 2000
______________________________________________________________________________



Cash & Equivalents                     $  5,620
Accounts Receivable                      58,982     NO NET DEBT
Inventory                                50,598
Other Current Assets                      3,009
                                       --------
    Total Current Assets               $118,209

Property, Plant & Equip, Net             62,563
Other Assets                            150,361     - Includes $37.9M of NOL(1)
                                       --------
    Total Assets                       $331,133

Current Maturities - LTD               $  4,136
Current Liabilities                      58,355
Other Liabilities                         8,610
Long Term Debt                              610
                                       --------
    Total Liabilities                    71,711
Shareholders Equity                     259,422
                                       --------
    Total Liabilities & Equity         $331,133


(1) Equivalent of $108M of Pre-Tax Earnings that can be sheltered from Federal Tax - Retained primarily from divested Defense Co's


                                                        [ESCO TECHNOLOGIES LOGO]

ESCO FINANCIAL SUMMARY
______________________________________________________________________________


--  Revenue & Earnings Growth Momentum
      --  Capacity Available
      --  Leverage Technology/Opportunities

--  Trading At 5.5x Enterprise Value/EBITDA(1)
      --  Peer Group Avg X/ESCO = 9.2x
      --  Peer Group Range X/ESCO = 5.8x - 13.7x


--  Focused On Enhancing Returns Through:
      --  Economic Profit Focus


--  Strong Balance Sheet
      --  NOLS To Minimize Fed Taxes & Protect Cash Flows


--  Management And Shareholder Interests Aligned
      --  Executive Equity Ownership Policy


(1)  Per Baird In-Filtration Report Dated Nov. 6, 2000



                                                        [ESCO TECHNOLOGIES LOGO]

THE NEW ESCO
______________________________________________________________________________


--  Focused On Growth Markets

--  New Products Provide Growth Catalyst

--  Technology Strength
      --  Products & Processes

--  Partnering With Customers - Solutions Driven

--  Strong Balance Sheet & Cash Flow

--  Committed To Enhancing Shareholder Value


                                                        [ESCO TECHNOLOGIES LOGO]